August 4, 2020

OneMain Finance Corporation
601 N.W. Second Street
Evansville, IN 47708

DATA INTEGRITY REVIEW

Ladies and Gentlemen:
DynAMC Solutions, LLC (“DynAMC”) performed certain data integrity due diligence services described below, which were agreed to by OneMain Finance Corporation (the “Client”) and Citigroup Global Markets, Inc. (together with the Client, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of secured and unsecured loan receivables in conjunction with the proposed offering of OneMain Financial Issuance Trust 2020-2 (the “Transaction”).

The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

DUE DILIGENCE PERFORMED

On July 27, 2020, with respect to a total of 54,928 secured and unsecured receivables (the “Assets”), representatives of the Client provided to DynAMC a data tape (the “Data Tape”) and related Receivable Documents represented by the Client to be current as of the close of business June 30, 2020. At the Client’s instruction, we randomly selected 150 Assets (the “Sample Population”) from the Data Tape to be included in the Review (defined below). In total, 150 Assets covering approximately 0.273% of the loans within the securitization population of Assets were included in the Sample Population subject to the Review.

For each of the Assets in the Sample Population, DynAMC performed certain comparisons by collecting data fields from the loan agreement related to the Assets (the “Contract”) and comparing such captured data fields to the information on the Data Tape (the “Review”). The Review involved the nine (9) fields (the “Characteristics”) as listed below:

Account Key	Origination Date	Origination Principal Balance
Original Term	Monthly Payment	Annual Percentage Rate
State of Origination	Asset Type	First Payment Date

In addition to the procedures described above, for each of the Assets in the Sample Population, we confirmed the existence of a Truth-in-Lending Disclosure Statement.

The Review was conducted via electronic images of secured and unsecured loan receivables documents, including any information obtained from the Client’s loan servicing system, and any

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other related documents used in support of the Characteristics provided to DynAMC by the Client or its representatives and are collectively referred to hereinafter as the “Receivable Documents.” DynAMC was not requested to perform, and did not perform, a review with respect to the preparation or verification of any of the information set forth on the Receivable Documents. We make no representation concerning the accuracy or completeness of any of the information contained in the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the secured or unsecured loan receivables reviewed as part of the Sample Population.

FINDINGS

No data variances or missing documentation were identified during the Review.

DynAMC makes no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Assets underlying the Sample Population or the conformity of their characteristics with those assumed for purposes of the Review described herein, (ii) existence or ownership of the Assets, or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies. In addition, we make no representation as to questions of legal interpretation or as to the sufficiency of the procedures enumerated in the preceding paragraphs. The information provided to us, including the information set forth in the Sample Population, is the responsibility of the Client.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the Assets with federal, state, and local laws and regulations.

None of the engagement, procedures, or report were intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/DynAMC Solutions, LLC

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